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                                                                   Exhibit 10.38

                AMENDMENT, dated as of December 19, 2001 (this "Amendment") to
                                                                ---------
the RECEIVABLES PURCHASE AGREEMENT, dated as of April 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), between Aurora Foods Inc. ("Aurora"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) ("JPMorgan").

                The parties hereto hereby agree as follows:

        SECTION 1.      Defined Terms.  Terms defined in Exhibit A to the
                        -------------
Receivables Purchase Agreement and used herein shall have the meanings given to them in Exhibit A to the Receivables Purchase Agreement.

        SECTION 2.      Amendments to Receivables Purchase Agreement. Exhibit A
                        --------------------------------------------
of the Receivables Purchase Agreement is hereby amended by deleting the phrase "; and provided, further, that effective December 31, 2001, the Facility Limit
       --------
shall be further permanently reduced by $10,000,000" from the definition of the term "Facility Limit".

        SECTION 3.      Conditions to Effectiveness. This Amendment shall be
                        ---------------------------
effective on the date on which Aurora, JPMorgan, and each of the Subordinated Participants shall have executed and delivered this Amendment.

        SECTION 4.      Representations and Warranties. To induce the parties
                        ------------------------------
hereto to enter into this Amendment, Aurora hereby represents and warrants that the representations and warranties made by the Seller in Section 4.01 of the Receivables Purchase Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

        SECTION 5.      Payment of Expenses. Aurora agrees to pay or reimburse
                        -------------------
JPMorgan and the Subordinated Participants for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to JPMorgan and the Subordinated Participants.

        SECTION 6.      Continuing Effect.  Except as expressly modified by this
                        -----------------
Amendment, the Receivables Purchase Agreement and the Participation Agreement are and shall remain in full force and effect.

        SECTION 7.      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND
                        -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 8.      Execution in Counterparts. This Amendment may be
                        -------------------------
executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   AURORA FOODS INC.

                                   By: /s/ Christopher T. Sortwell
                                       -----------------------------------------
                                   Name: Christopher T. Sortwell
                                   Title: EVP-CFO

                                   JPMORGAN CHASE BANK (formerly known as The
                                   Chase Manhattan Bank)

                                   By: /s/ Kathryn A. Duncan
                                       -----------------------------------------
                                   Name: Kathryn A. Duncan
                                   Title: Vice President

                                   FENWAY PARTNERS CAPITAL FUND, L.P.

                                   By: /s/ Andrea Geisser
                                       -----------------------------------------
                                   Name: Andrea Geisser
                                   Title:

                                   FENWAY PARTNERS CAPITAL FUND II, L.P.

                                   By: /s/ Andrea Geisser
                                       -----------------------------------------
                                   Name: Andrea Geisser
                                   Title:




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                                   MCCOWN DE LEEUW & CO. III, L.P.

                                   By: /s/ David De Leeuw
                                       -----------------------------------------
                                   Name: David De Leeuw
                                   Title: Managing Member

                                   MCCOWN DE LEEUW & CO. III (EUROPE), L.P.

                                   By: /s/ David De Leeuw
                                       -----------------------------------------
                                   Name: David De Leeuw
                                   Title: Managing Member

                                   MCCOWN DE LEEUW & CO. III (ASIA), L.P.

                                   By: /s/ David De Leeuw
                                       -----------------------------------------
                                   Name: David De Leeuw
                                   Title: Managing Member

                                   GAMMA FUND LLC

                                   By: /s/ David De Leeuw
                                       -----------------------------------------
                                   Name: David De Leeuw
                                   Title: Managing Member

                                   MCCOWN DE LEEUW & CO. IV, L.P

                                   By: /s/ David De Leeuw
                                       -----------------------------------------
                                   Name: David De Leeuw
                                   Title: Managing Member

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                                 DELTA FUND LLC

                                 By: /s/ David De Leeuw
                                     -------------------------------------------
                                 Name: David De Leeuw
                                 Title: Managing Member

                                 MCCOWN DE LEEUW & CO. IV, ASSOCIATES L.P

                                 By: /s/ David De Leeuw
                                     -------------------------------------------
                                 Name: David De Leeuw
                                 Title: Managing Member

                                 UBS CAPITAL LLC

                                 By: /s/ Charles J. Delaney
                                     -------------------------------------------
                                 Name: Charles J. Delaney
                                 Title: President